Exhibit 10.19

PURCHASE AGREEMENT

by and between

NATROL REAL ESTATE, INC.
AND NATROL REAL ESTATE II, INC.

as Seller,

and

REALTY ASSOCIATES ADVISORS, LLC

as Purchaser

Premises:	9453 Owensmouth Avenue
21411 Prairie Street
Chatsworth, California

Date:	March 29, 2007

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Contract”) is made and entered into as of the Effective Date by and between NATROL REAL ESTATE, INC., a California corporation (“NRE”) and NATROL REAL ESTATE II, INC., a California corporation (“NRE II” and, collectively with NRE, “Seller”), and REALTY ASSOCIATES ADVISORS, LLC, a Delaware limited liability company and/or its permitted successors, affiliates and assigns (“Purchaser”).  As used herein, the “Effective Date” shall mean the date the Escrow Agent (as hereinafter defined) has received an original counterpart of this Contract executed by both Seller and Purchaser, as evidenced by the Escrow Agent’s signature below.

ARTICLE I

Property

Section 1.01.          Property.  Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, upon the terms and conditions set forth herein, the following properties and assets:

(a)           Those certain tracts of real property located in Los Angeles, California more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with, to the extent owned by Seller (i) all and singular the rights and appurtenances pertaining to such real property, including any easements, and all right, title and interest of Seller in and to adjacent streets, alleys and rights-of-way, and (ii) any and all water, water rights or similar rights or privileges (including tap rights) appurtenant to or used in connection with the ownership or operation of such real property (all of the foregoing being hereinafter collectively referred to as the “Real Property”).

(b)           All improvements, structures and fixtures now constructed and completed with respect to and situated on the Real Property, including without limitation those two certain industrial buildings and related facilities – one located at 9453 Owensmouth Avenue and containing approximately 132,600 square feet (the “O Building”) and the other located at 21411 Prairie Street and containing approximately 93,120 square feet (the “P Building”), together with all parking areas, loading dock facilities, landscaping and other improvements, structures and fixtures (all of the foregoing being hereinafter collectively referred to as the “Improvements”).

(c)           All parking agreements, rooftop lease agreements, and all contract rights approved by Purchaser and all other intangible rights which are appurtenant to the Real Property and/or the Improvements, including the right to use of any trade name associated with the Improvements (other than the name “Natrol” either individually or in combination with any other name) and any and all derivations of such name (all of the foregoing being hereinafter collectively referred to as the “Intangible Property”).

(d)           All heating, plumbing, ventilation and air conditioning systems and equipment, carpet, tile, floor coverings, security devices, sprinkler systems and all other floor and wall coverings, lighting fixtures and things which have been affixed to the real property and cannot be removed without material damage, and building systems used in connection with the operation of the Improvements separate and apart from Seller’s (or any Seller’s affiliates’) business operations (all of the foregoing being hereinafter collectively referred to as the “Personal Property”).

All of the foregoing items purchased under this Contract are collectively referred to as the “Property”.

Section 1.02.  Excluded Personal Property. The Personal Property excludes all furniture, equipment, racking and storage systems, inventory, objects of art and other personal property not described under Section 1.01(d).

ARTICLE II

Purchase Price

Section 2.01.          Purchase Price.  The purchase price (the “Purchase Price”) is an amount equal to TWENTY SIX MILLION AND NO/100 DOLLARS ($26,000,000.00).  The Purchase Price will be paid by Purchaser to Seller at the Closing (as hereinafter defined) in cash or other immediately available wire transferred funds.

Section 2.02.          Escrow Holder.  Purchaser will deposit the amount the Purchase Price with Fidelity National Title Insurance Company — Helen Fonville (the “Escrow Agent”) in sufficient time to ensure that the amount of the Purchase Price, plus Purchaser’s share of prorations and expenses, are immediately available to the Escrow Agent at the Closing.  The Escrow Agent must hold the Purchase Price in an interest-bearing account at a federally insured banking institution acceptable to Purchaser and Seller, with all interest being paid to Purchaser or Seller, as the case may be, in accordance with the terms of this Contract.

ARTICLE III

Review Items

Section 3.01.          Survey.  Prior to execution of this Contract, Purchaser approved a new or recertified survey of the Real Property and the Improvements (the “Survey”).  If the legal description on the Survey differs from that attached hereto as Exhibit A, Seller agrees to execute a “quitclaim deed” to Purchaser conveying whatever interest Seller might own in the legal description contained on the Survey.

Section 3.02.          Title Review Items.  Prior to execution of this Contract, Purchaser approved the preliminary title report of the Property (the “Title Report”), issued by the Fidelity

National Title Company (the “Title Company”) attached hereto as Exhibit G, together with legible copies of all items, matters, and documents referred to in the Title Report.

Section 3.03.          Other Review Items.

(a)           Property Information.  Prior to execution of this Contract, Seller has delivered to Purchaser copies of the documents described in Schedule 3.03 which are in Seller’s possession or control (collectively, the “Property Information”), the receipt of which is hereby acknowledged by Purchaser.

(b)           Release of Seller.  Except as set forth in this Contract, and whether Purchaser avails itself of the opportunity to review the Property Information, Purchaser expressly acknowledges that the Property Information has been made available to Purchaser solely as a courtesy and without any representation or warranty of any kind.  As part of any election by Purchaser to accept and use the Property Information as such use is defined herein, and as consideration for Seller’s execution of this Contract and agreement to make the Property Information available to Purchaser, Purchaser hereby unconditionally and irrevocably waives any and all actual or potential rights, and releases Seller from any and all claims, causes of action or demands Purchaser might have against Seller regarding any form of warranty, express or implied, of any kind or type, relating to the Property, including without limitation, any liability under the Comprehensive Environmental Response, Compensation & Liability Act (“CERCLA” or “Superfund”) or state equivalents.  Such waiver is absolute, complete, total and unlimited in every way.  Such waiver includes, but is not limited to, a waiver of express warranties, implied warranties, strict liability rights and claims of every kind and type regarding the Property Information and/or the physical and/or environmental condition of the Property which were not or are not discoverable, and all other existing or later created or conceived of strict liability or strict liability type claims and rights regarding the Property Information and/or environmental condition of the Property.  Without limiting the generality of the foregoing and except with respect to Seller’s express representations, warranties and covenants contained in this Contract, Purchaser completely, irrevocably and unconditionally releases and forever discharges Seller of and from any and all claims and demands whatsoever, in law or equity, whether such claims are presently known or unknown, direct or indirect, fixed or contingent, which Purchaser has had, now has or may claim to have against Seller caused by or arising out of the presence or effect of hazardous or toxic substances on, in or under the Property or any other environmental condition thereon, or the provision of the Property Information and other information to Purchaser.  Nothing contained herein (including the foregoing release) shall apply to, or otherwise release Natrol (as hereinafter defined) from any liability under, the Natrol Leases (as hereinafter defined).

(c)           Adequacy of Opportunity to Inspect.  Purchaser and Seller acknowledge and agree that, pursuant to that certain Agreement Concerning Property dated as of March 5, 2007 (the “Agreement Concerning Property”), Purchaser has conducted its due diligence investigation of the property, and based thereon has approved same and has executed and delivered this Contract.  Therefore, Purchaser has had time to conduct due diligence with regard to the Property Information, the environmental condition of the Property, the physical condition of the Property, and all matters relating to zoning, construction, utilities, permits, plans, permitted uses of the Property, the status of title, and applicable laws, and has approved same in all respects.  Except as set forth in this Contract, no representations, inducements, promises, agreements, assurances, oral or written, concerning the Property, the Property Information, or any aspect of applicable law, have been made by Seller, or relied upon by Purchaser.

(d)           No Seller Liability re Property Information.  Purchaser acknowledges that the Property Information and any other information delivered by Seller to Purchaser, and any and all other matters concerning the condition, suitability, integrity, compliance with law, or other attributes or aspects of the Property Information and the Property, has been furnished to Purchaser solely as a courtesy, and that, except as otherwise provided in this Contract, Seller assumes no responsibility or liability for the accuracy, adequacy or completeness of the investigations upon which the Property Information and/or any other information is based, and specifically disclaims any liability for the use of or reliance on any of the Property Information or other information.

(e)           No Verification.  Purchaser acknowledges that Seller has taken no action on Purchaser’s behalf to verify the accuracy, adequacy or completeness of the investigations upon which the Property Information or any other information is based and/or any statements or other information set forth therein, of any statements or other information contained in the Property Information or other information, nor any method used to compile the information in the Property Information or other information, nor the qualifications of the person(s) preparing such Property Information or other information.

(f)            No Representation of Accuracy; Confidentiality.  Seller gives no representation or warranty as to, and assumes no responsibility for, the accuracy or completeness of the Property Information, except as otherwise provided in this Contract.  The Property Information, other information and associated items and contents made available pursuant to this Agreement other than instruments that are a matter of public record, shall be defined herein as “Confidential Information” despite whether such Property Information, other information or associated items and contents are so specifically identified by Seller.  Without Seller’s prior written consent, Purchaser (i) shall not divulge to any third party, including but not limited to any governmental agency, any of the Confidential Information and shall not use the Confidential Information in Purchaser’s business, except in connection with the evaluation of the Property or the specific transaction; (ii) shall ensure that the Confidential Information is disclosed only to such of Purchaser’s officers, directors, employees, consultants, investors and lenders as have actual need for the Confidential Information in evaluation the Property; and (iii) shall use commercially reasonable efforts to prevent any further disclosure of the Confidential Information.  Purchaser’s covenants and agreement contained in this Section 3.03(f) shall terminate and be of no further force or effect from and after Purchaser’s acquisition of the Property and the Closing.

ARTICLE IV

Seller’s Obligation to Remove Certain Liens.

Section 4.01.          Seller’s Obligation to Remove Certain Liens.  Notwithstanding anything else to the contrary in this Contract, Seller must in any and all events remove at or prior to the Closing any deed of trust liens created, suffered or incurred against the Property by Seller, and Seller’s failure or refusal to remove same shall be a default under this Contract.

ARTICLE V

Good and Marketable Title

Section 5.01.          Conveyance.  At the Closing, Seller will convey fee simple title to the Real Property and the Improvements to Purchaser by the Deed and title to the Personal Property and the Intangible Property by the Bill of Sale (as hereinafter defined), free and clear of any and all deeds of trust, mortgages or other liens or indebtedness, encumbrances, conditions, easements, rights-of-way, assessments and restrictions, except for the exceptions reflected in the Title Report and on the Survey (collectively, the “Permitted Exceptions”).

Section 5.02.          Owner Policy.  At the Closing, Seller shall deliver to Purchaser, at Seller’s sole cost and expense, an CLTA Form Owner Policy of Title Insurance (the “Owner Policy”) issued by the Title Company in Purchaser’s favor in the amount of the Purchase Price, insuring Purchaser’s fee simple title to the Property subject only to the Permitted Exceptions.  Purchaser has the right, at Purchaser’s cost, to request that the Owner Policy include ALTA extended coverage, together with such endorsements as Purchaser reasonably deems necessary.

ARTICLE VI

Closing

Section 6.01.          Closing.  The purchase and sale of the Property (the “Closing”) will be held through escrow at the Escrow Agent’s offices, and will occur, subject to satisfaction of all conditions precedent set forth in this Contract, at 11:00 a.m. Los Angeles, California, time on the third (3rd) business day following the Effective Date (the “Closing Date”).  Seller shall have the one-time right, by delivery of written notice to Purchaser prior to the Effective Date (which notice, in order to be effective, must be accompanied by an original of this Contract signed by Seller), to extend the Closing Date in order to accommodate the schedule for Seller’s defeasance of the existing liens against the Property, but in no event shall Seller have the right to extend the Closing Date in excess of thirty (30) days beyond the originally scheduled Closing Date.

Section 6.02.          Seller’s Obligations.  At the Closing, Seller shall execute and deliver to Purchaser, and/or cause the execution and delivery by all parties other than Purchaser of, the following:

(a)           That certain grant deed (the “Deed”) in the form attached hereto as Exhibit B and made a part hereof for all purposes.

(b)           That certain blanket conveyance, bill of sale and assignment (“Bill of Sale”) in the form attached hereto as Exhibit C and made a part hereof for all purposes, which Bill of Sale also includes an assignment of that certain Standard Industrial/Commercial Multi-Tenant Lease-Net dated December 21, 2006 (the “Currie Lease”), by and between NRE II, as landlord and Currie Technologies, Inc., a Nevada corporation (“Currie”), as tenant, and covering approximately 51,309 square feet in the O Building.

(c)           That certain affidavit (the “FIRPTA Affidavit”) in the form attached hereto as Exhibit D and made a part hereof for all purposes.

(d)           To the extent necessary to permit the Title Company to remove any exception in the Owner Policy for mechanics’ and materialmens’ liens and general rights of parties in possession, an affidavit as to debts and liens and parties in possession executed by Seller, made to Purchaser and the Title Company and in a form acceptable to the Title Company, along with any other items reasonably required by the Title Company.

(e)           Subject to the terms of Section 9.03, Seller’s certification that all representations and warranties made by Seller under this Contract are true, complete and correct in all material respects as of the Closing Date.

(f)            Those two certain leases, one covering all of the P Building and one covering a portion of the O Building, each by and between Purchaser, as landlord and Natrol, Inc. (“Natrol”), as tenant, in the respective forms attached hereto as Exhibit E and made a part hereof for all purposes (collectively, the “Natrol Leases”).

(g)           Appropriate evidence of Seller’s authority to consummate the transactions contemplated by this Contract that is reasonably requested by Purchaser or the Title Company.

Section 6.03.          Purchaser’s Obligations.  At the Closing, Purchaser shall deliver the Purchase Price to Seller in cash or by wire transfer of immediately available funds, and shall execute and deliver to Seller the following:

(a)           The Natrol Leases.

(b)           Appropriate evidence of Purchaser’s authority to consummate the transactions contemplated by this Contract that is reasonably requested by Seller or the Title Company.

(c)           The Bill of Sale, which includes an assumption of the Currie Lease, subject to the terms therein.

Section 6.04.          Possession.  Possession of the Property must be delivered by Seller to Purchaser at the Closing, subject only to the Leases and other Permitted Exceptions.

ARTICLE VII

Closing Adjustments

Section 7.01.          General Prorations.  There will be no proration for any taxes, assessments and operating expenses applicable to the P Building, it being agreed that, with respect to such portion of the Property (i) Seller is solely liable for the payment thereof as owner of the Property for the period prior to the Closing; and (ii) Natrol will be solely liable for the payment thereof as a tenant under one of the Natrol Leases for the period from and after the Closing.  With respect to the O Building, taxes, assessments and operating expenses shall be prorated as of the Closing, with Seller being responsible for the payment thereof as owner of the Property for the period prior to the Closing, and Purchaser being responsible for the payment thereof for the period from and after the Closing (subject to the obligations of Natrol, as a tenant under the applicable Natrol Lease, and Currie, as a tenant under the Currie Lease, for payment of their applicable share thereof).  Any rent paid under the Currie Lease will be prorated at the Closing.  At the Closing, Purchaser will receive a credit for the first installment of Rent due under the Natrol Leases (i.e., Rent for the period from the Closing Date through the last day of the first full calendar month following the calendar month in which the Closing occurs; e.g., if the Closing occurs April 28, 2007, the Rent due at the Closing would be for the period April 28 through May 31, 2007), together with the security deposit required to be delivered thereunder.  If Seller has failed to pay any Currie Leasing Costs (as hereinafter defined), Purchaser will receive a credit therefore at the Closing and, in such event, Purchaser will assume the obligation to pay the amount so credited when due, release Seller from its obligation to do so and indemnify Seller in connection therewith.  All apportionments are subject to post-closing adjustments as necessary to reflect later relevant information not available at the Closing and to correct any errors made at the Closing with respect to such apportionments.  As used herein, the term “Currie Leasing Costs” means all leasing commissions, tenant finish cost and other costs associated with the Currie Lease.

Section 7.02.          Transaction Costs.  Seller shall be responsible for (a) all attorneys’ fees and expenses of counsel to Seller; (b) all costs incurred to defease or otherwise repay any liens; (c) the cost of the Owner Policy (other than any ALTA extended coverage or endorsements thereto requested by Purchaser); and (d) all State, County and local documentary stamp, transfer or other taxes payable upon the transfer of the Property.  Purchaser shall be responsible for (i) the cost of ALTA extended coverage and any Owner Policy endorsements requested by Purchaser;

(ii) all attorneys’ fees and expenses of counsel to Purchaser; and (iii) any inspection or other cost incurred by Purchaser.  All other transaction costs actually incurred, including, without limitation, any escrow and other charges of the Escrow Agent, and recording fees shall be apportioned in accordance with local custom for commercial sales in Los Angeles County, California and in the absence of any such custom, shall be paid one-half by Seller and one-half by Purchaser.

Section 7.03.          Brokerage Commissions.  At the Closing, Seller agrees to pay any and all fees or other commissions due and payable to CB Richard Ellis, Inc. (“Broker”) in connection with the transactions described herein pursuant to a separate written agreement between Seller and Broker.  Seller agrees to indemnify, protect, defend and hold Purchaser harmless from and against all claims by Broker, or any person claiming by through or under Broker, for such fees or commissions.  Except for Broker, Seller and Purchaser acknowledge and agree that neither has dealt with any other real estate broker, agent or salesman, and any other fees or real estate commissions occasioned by the execution and/or consummation of this Contract shall be the sole responsibility of the party contracting therefor (or alleged to have contracted for), and such party agrees to indemnify, protect, defend and hold harmless the other party from any and all claims for such other fees or real estate commissions.

Section 7.04.          Survival.  The terms of Section 7.01 and Section 7.03 shall survive the termination of this Contract on the Closing and delivery of the Deed.

ARTICLE VIII

Termination and Remedies

Section 8.01.          Purchaser’s Default.  If Purchaser fails to close for any reason, except Seller’s default or the permitted termination of this Contract by Purchaser or Seller as herein expressly provided, Seller shall be entitled, as Seller’s sole and exclusive remedy, to terminate this Contract and require that Purchaser pay to Seller the sum of Five Hundred Thousand Dollars ($500,000.00), within two (2) business days after such termination.  Seller and Purchaser acknowledge and agree that delivery of said sum by Purchaser shall be deemed liquidated damages for Purchaser’s failure to close escrow in breach of this Contract, it being further agreed that the actual damages to Seller in the event of such breach are impractical to ascertain and said sum is a reasonable estimate thereof.  Seller has no right to specifically enforce Purchaser’s obligations under this Contract nor to seek or otherwise collect any actual, out-of-pocket, lost profit, punitive, consequential, treble, or other damages from or against Purchaser.  In no event shall any officer, director or employee of Purchaser or its partners be personally liable for any of Purchaser’s obligations under this Contract or the documents to be delivered at the Closing.  This Section 8.01 shall not limit Seller’s remedies for Purchaser’s breach of any other covenant of this Contract which expressly survives the termination hereof; provided, however, in no event shall Purchaser be liable for any punitive or consequential damages.  If said liquidated damages are not paid by Purchaser when due, Seller shall, in addition to Seller’s other rights and remedies, be entitled to interest thereon at the rate of 10% per annum from the date due until the date paid.

Section 8.02.          Seller’s Default.  If Seller fails to close for any reason, except Purchaser’s default or the permitted termination of this Contract by either Seller or Purchaser (other than under this Section 8.02) as herein expressly provided, Purchaser shall be entitled to either (a) terminate this Contract upon written notice to Seller and to request the Escrow Agent to return the Purchase Price, together with all accrued interest thereon, to Purchaser or (b) pursue an action to enforce specific performance of Seller’s obligations under this Contract.  Purchaser has no right, except as provided in the next sentence, to seek damages against Seller.  If Seller’s default is willful, Purchaser may, in lieu of specific performance (but not in lieu of the return of the Purchase Price), collect its actual out-of-pocket damages from Seller, not to exceed $100,000.  In no event shall any officer, director, agent or employee of Seller be personally liable for any of Seller’s obligations under this Contract or the documents to be delivered at the Closing.  This Section 8.02 shall not limit Purchaser’s remedies for Seller’s breach of any other covenant of this Contract which expressly survives the termination hereof; provided, however, in no event shall Seller be liable for any punitive or consequential damages.

ARTICLE IX

Representations, Warranties and Covenants

Section 9.01.          Seller’s Representations.  Seller hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, except as set forth in that certain schedule (the “Disclosure Schedule”) attached hereto as Exhibit F and made a part hereof for all purposes (which shall be deemed to include all Property Information actually delivered to Purchaser under Section 3.03 and made available to Purchaser under Section 3.04), as follows:

(a)           Seller has no knowledge of any aspect or condition of the Property which materially violates applicable laws, regulations, codes or covenants, conditions or restrictions, or of improvements or alterations made without a permit where one was required, or of any unfulfilled or directive of any applicable governmental agency requiring any investigation, remediation, repair, maintenance or improvement to be performed to the Property.

(b)           There is, to Seller’s knowledge, no pending or threatened litigation, arbitration, governmental inquiry, claim, condemnation or sale in lieu thereof, that would affect the Property or the right to use, lease or otherwise operate same.

(c)           Except as reflected in the Title Report, Seller has received no notice and has no knowledge of any pending public improvements, liens or special assessments to be made in respect of, or assessed against, the Property by any governmental authority.

(d)           Seller has made delivered or otherwise made available to Purchaser true, complete and correct copies of all material agreements affecting the Property or any portion thereof.  Seller is not in material default under any such agreements, nor is there, to Seller’s knowledge, any condition or fact which with notice or passage of time, or both, would constitute a default by Seller thereunder.  An affiliate of Seller currently occupies a portion of the Property.  Except for the Currie Lease and the Natrol Leases, no leases will be in effect at the Property upon the Closing.

(e)           To Seller’s knowledge, the information made available to Purchaser in accordance with Section 3.03 is correct in all material respects and viewed as a whole, reflects accurately, in all material respects, the actual history of ownership and operation of the Property during the respective periods of time covered thereby.

(f)            There are no attachments, executions, assignments for the benefit of creditors or voluntary or involuntary proceedings in bankruptcy pending against or contemplated by Seller or otherwise applicable to the Property, and to Seller’s knowledge no such actions have been threatened.

(g)           Each entity comprising Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to execute, deliver and perform under this Contract and to carry on its business as now conducted.  Neither the execution and delivery of this Contract by Seller nor Seller’s performance of its obligations hereunder will result in a violation or breach of any term or provision or constitute a default or accelerate the performance required under any other agreement or document to which Seller is a party or is otherwise bound or to which the Property, or any part thereof, is subject and will not constitute a violation of any law, ruling, regulation or order to which Seller is subject.  This Contract constitutes a valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.  The Knowledge Parties (as hereinafter defined) are those representatives of Seller primarily responsible for Seller’s operation of the Property and, as such, are those Seller’s representatives most likely to know whether and to what extent the representations set forth herein are true, complete and correct.

(h)           No person, firm or corporation or other entity has any right or option to acquire fee title to the Property, or any part thereof.

(i)            Seller is neither a “foreign person” nor a “foreign corporation” as those terms are defined in Section 7701 of the Internal Revenue Code of 1986, as amended.

(j)            The Property is taxed separately from all other property.

(m)          Except as otherwise disclosed in the Property Information made available to Purchaser pursuant to Section 3.03 and Section 3.04, Seller has no knowledge of the existence or prior existence on the Property of any hazardous substance, nor the existence on the Property of any above or below ground storage tank.

WHENEVER REFERENCE IS MADE IN THIS CONTRACT TO THE KNOWLEDGE OF SELLER SUCH REFERENCE SHALL BE DEEMED LIMITED TO THE ACTUAL

KNOWLEDGE OF DENNIS R. JOLICOEUR AND MICHAEL BEAN (THE “KNOWLEDGE PARTIES”) AND SHALL EXPRESSLY EXCLUDE ANY CONSTRUCTIVE KNOWLEDGE, AND ANY KNOWLEDGE WHICH COULD BE IMPUTED TO THE KNOWLEDGE PARTIES.  PURCHASER ACKNOWLEDGES THAT THE KNOWLEDGE PARTIES HAVE NOT UNDERTAKEN ANY INDEPENDENT INVESTIGATION WITH RESPECT TO THE MATTERS SET FORTH IN THIS CONTRACT.  PURCHASER AGREES THAT IT HAS INSPECTED AND WILL CONTINUE TO INSPECT AND ASSESS THE PROPERTY DURING THE REVIEW PERIOD AND THAT PURCHASER WILL RELY SOLELY UPON SUCH INSPECTION AND ASSESSMENT IN ELECTING WHETHER OR NOT TO PURCHASE THE PROPERTY.  IT IS UNDERSTOOD AND AGREED BY SELLER AND PURCHASER THAT, IN ADDITION TO THE RELEASE SET FORTH IN SECTION 3.01(B), PURCHASER IS PURCHASING THE PROPERTY “AS IS” AND “WHERE IS”, AND WITH ALL FAULTS AND DEFECTS, LATENT OR OTHERWISE, AND, EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT AND THE CLOSING DOCUMENTS, SELLER IS MAKING NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OF OTHERWISE, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION ENVIRONMENTAL CONDITION, ZONING, ENTITLEMENTS, OCCUPANCY, COMPLIANCE WITH LAW, STATUS OF TITLE, VALUE OR ANY OTHER MATTER CONCERNING OR RELATING TO THE PROPERTY, AND PURCHASER IS NOT RELYING UPON ANY REPRESENTATIONS OR WARRANTIES NOT SET FORTH IN THIS CONTRACT.  IN ADDITION TO AND NOT IN LIMITATION OF THE FOREGOING, IT IS UNDERSTOOD AND AGREED BY SELLER AND PURCHASER THAT SELLER MAKES NO WARRANTY OF HABITABILITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR FITNESS FOR ANY PURPOSE WITH REGARD TO THE PROPERTY.  PURCHASER RECOGNIZES, STIPULATES AND AGREES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO SELLER IN CONNECTION WITH THE EXECUTION OF THIS CONTRACT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THAT, BUT FOR THE PROVISIONS OF THIS SECTION, SELLER WOULD NOT HAVE EXECUTED THIS CONTRACT OR AGREED TO SELL THE PROPERTY ON THE TERMS AND CONDITIONS CONTAINED HEREIN.  THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING.

PURCHASER HEREBY ACKNOWLEDGES THAT PURCHASER HAS READ AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 (“SECTION 1542”), WHICH IS SET FORTH BELOW:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

BY INITIALING BELOW, PURCHASER HEREBY WAIVES THE PROVISIONS OF SECTION 1542 SOLELY IN CONNECTION WITH THE MATTERS WHICH ARE THE SUBJECT OF THE FOREGOING WAIVERS AND RELEASES.

J P R

PURCHASER’S INITIALS

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, (A) PURCHASER HAS NOT RELEASED SELLER FROM AND SELLER SHALL REMAIN LIABLE FOR, ANY FRAUD BY SELLER OR ANY BREACH BY SELLER OF ANY REPRESENTATION, WARRANTY, COVENANT OR INDEMNITY SET FORTH HEREIN OR IN ANY CLOSING DOCUMENT WHICH SURVIVES THE CLOSING; AND (B) SELLER ACKNOWLEDGES AND AGREES THAT PURCHASER HAS NOT ASSUMED, AND HAS NO OBLIGATION TO INDEMNIFY SELLER FOR, ANY GOVERNMENT OR THIRD PARTY CLAIM ASSERTED AGAINST SELLER AFTER THE CLOSING TO THE EXTENT APPLICABLE TO AN ACT OR OMISSION TAKEN OR FAILED TO BE TAKEN PRIOR TO THE CLOSING.  THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING.

Section 9.02.          Purchaser’s Representations.  Purchaser hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:

(a)           Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as now conducted.

(b)           Purchaser has the capacity and complete authority to enter into and perform this Contract, and no consent, approval or other action by any person or entity (other than the person signing this Contract on behalf of Purchaser and any approval to be obtained by Purchaser during the Review Period) will be needed thereafter to authorize Purchaser’s execution and performance of this Contract.

Section 9.03.          Discovery.  If either Seller or Purchaser discovers, prior to or at the Closing, that any representation or warranty of the other party is false, misleading or inaccurate in any material respect, the discovering party may, at its option, terminate this Contract and the parties hereto shall be relieved of all liabilities and obligations hereunder and (a) if Purchaser is the discovering party, Purchaser shall be entitled to the immediate return of the Purchase Price, together with all accrued interest thereon, and to pursue its remedies under Section 8.02 of this Contract; and (b) if Seller is the discovering party, Seller shall be entitled to pursue its remedies under Section 8.01 of this Contract.  If the party discovering that the other party’s representation or warranty is inaccurate elects to close the transaction, then the discovering party shall be deemed to have waived any breach by the other party as a result of the inaccuracy of its representation or warranty, and clause (A) of the last paragraph of Section 9.01(A) shall be inapplicable thereto.  Representations and warranties under this Article IX shall fully survive the Closing and the delivery of the Deed, but to the extent that neither Seller nor Purchaser has made any claim as to the breach of any such representation or warranty within twelve (12) months after the Closing Date, such representations and warranties will terminate and be of no further force and effect.

Section 9.04.          Operating Covenants.  Seller agrees to operate and maintain the Property prior to the Closing in a manner consistent with its current operating procedures and applicable legal requirements and, after the Effective Date, shall not, without the prior written consent of Purchaser (not to be unreasonably withheld or delayed), do any of the following:

(a)           Enter into any contract with respect to Seller’s ownership of the Property that will not be fully performed by Seller on or before the Closing Date or that will not be susceptible of cancellation by Purchaser on or after the Closing Date upon thirty (30) days or less prior written notice, without cost or liability to Purchaser, or amend, modify or supplement any existing contract or agreement in any material respect.

(b)           Enter into any lease (other than the Natrol Leases at the Closing) or amend, modify, supplement or terminate the Currie Lease or any other existing lease.

(c)           Fail to maintain Seller’s current policies of insurance covering Seller’s interest in the Property or advise Purchaser promptly of the occurrence of any fire or other casualty affecting the Property.

(d)           Until Purchaser terminates this Contract for any reason other than Seller’s default, sell, assign or create any right, title or interest whatsoever in or to the Property (excluding execution any so-called “backup contracts” or letters of intent which are expressly made subordinate to this Contract, but not otherwise) or create or permit to exist any lien, encumbrance or charge thereon, other than liens or encumbrances noted in the Title Report, without promptly discharging same or otherwise complying with the terms of Section 4.04.

(e)           Take any action, or omit to take any action, which action or omission would have the effect of violating in any material respect any of the representations and warranties of Seller contained in this Contract.

Section 9.05.          Conditions Precedent.  Purchaser is not obligated to perform under this Contract unless all of the following conditions precedent are satisfied (or waived in writing by Purchaser) and are otherwise true and correct as of the Closing Date:

(a)           There has been no material adverse change in the matters reflected in the Title Report, the Survey, the operating statements or the other items delivered to Purchaser hereunder since the expiration of Purchaser’s “Review Period” under the Agreement Concerning Property, except to reflect those items approved or otherwise created in writing by Purchaser.

(b)           All of Seller’s representations and warranties are true and correct in all material respects.

(c)           Seller has performed all of its covenants, agreements, and obligations under this Contract and is otherwise not in default.

(d)           Currie executes and delivers an estoppel certificate addressed to Seller and Purchaser and otherwise in the form required by paragraph 16 of the Currie Lease which and which confirms, among other matters, that the rent commencement date has occurred and that Currie has no default, offset or other claims against Seller under the Currie Lease.

Notwithstanding the generality of the foregoing, Seller shall use its reasonable efforts to satisfy all of the foregoing conditions precedent.  If Seller is unable to satisfy all of the foregoing conditions precedent, Purchaser may waive any unsatisfied conditions precedent, extend the Closing Date or terminate this Contract, in any such event by written notice to Seller.  Seller shall have no liability to Purchaser if, after reasonable efforts, Seller is unable to satisfy any closing conditions, unless the inability is due to a default by Seller.  If Seller is unable to satisfy all of the foregoing conditions precedent due to a default by Seller, Purchaser may pursue its rights and remedies under Section 8.02.

ARTICLE X

Notices

Section 10.01.        Notices.  Any notice, demand or other communication which may or is required to be given under this Contract must be in writing and must be:  (a) personally delivered; (b) transmitted by United States postage prepaid mail, registered or certified mail, return receipt requested; (c) transmitted by reputable overnight courier service, such as Federal Express; or (d) transmitted by legible facsimile (with answer back confirmation) to Purchaser and Seller as listed below.  Except as otherwise specified herein, all notices and other communications shall be deemed to have been duly given on (i) the date of receipt if delivered personally, (ii) two (2) business days after the date of posting if transmitted by registered or certified mail, return receipt requested, (iii) the first (1st) business day after the date of deposit, if transmitted by reputable overnight courier service, or (iv) the date of transmission with confirmed answer back if transmitted by facsimile, whichever shall first occur.  A notice or other communication not given as herein provided shall only be deemed given if and when such notice or communication and any specified copies are actually received in writing by the party and all other persons to whom they are required or permitted to be given.  Purchaser and Seller may change its address for purposes hereof by notice given to the other parties in accordance with the provisions of this Section.  Notices hereunder shall be directed as follows:

If to Purchaser:	c/o TA Associates Realty
1301 Dove Street, Suite 860
Newport Beach, California 926600-2109
Attention: Douglas M. Engelman
Telephone: (949) 852-2030
Facsimile: (949) 852-2031

With a copy to:	Stutzman, Bromberg, Esserman & Plifka,
A Professional Corporation
2323 Bryan Street, Suite 2200
Dallas, Texas 75201
Attention: Kenneth F. Plifka
Telephone: (214) 969-4900
Facsimile: (214) 969-4999

If to Seller:	Natrol Real Estate, Inc.
Natrol Real Estate II, Inc.
c/o Natrol, Inc.
21411 Prairie Street
Chatsworth, California 91311
Attention: Steven Spitz, Esq., General Counsel
Telephone: (818) 739-6000, ext. 199
Facsimile: (818) 739-6032

With copies to:	John A. Rosenfeld
Post Office Box 1308
Topanga, California 90290
Telephone: (310) 455-9718
Facsimile: (310) 455-9768

ARTICLE XI

Risk of Loss

Section 11.01.        Minor Damage.  In the event of “minor” loss or damage [being defined for the purpose of this Contract as damage to the Property such that the Property could be repaired or restored, in the opinion of an architect mutually acceptable to Seller and Purchaser (with any fees, costs or expenses pertaining to such opinion to be borne equally by Purchaser and Seller), to a condition substantially identical to that of the Property immediately prior to the event of damage at a cost equal to or less than $100,000], neither Seller nor Purchaser shall have the right to terminate this Contract due to such damage but Seller shall, at Purchaser’s option as expressed to Seller in writing, either (a) reduce the Purchase Price by an amount equal to the cost to repair such damage, or (b) repair and restore the damaged portion of the Property to a condition substantially identical to that which existed immediately prior to the occurrence of such damage and in either such event Seller shall retain all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies relating to the Property.  If Purchaser elects to have Seller repair and restore the damaged portion of the Property, Seller shall act promptly and diligently to complete such repairs in a good and workmanlike manner and shall complete such repairs prior to the Closing Date if reasonably possible.

Section 11.02.        Major Damage.  In the event of a “major” loss or damage (being defined as any loss or damage which is not “minor” as defined hereinabove), Purchaser shall have the option of terminating this Contract by written notice to Seller, in which event Seller and Purchaser shall thereupon be released from any and all liability hereunder and the Purchase Price, together with all accrued interest thereon, shall be immediately returned to Purchaser by the Escrow Agent.  If Purchaser elects not to terminate this Contract, Purchaser and Seller shall proceed with the Closing, provided Seller shall assign all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies relating to the Property, and Purchaser shall receive a credit against the Purchase Price in an amount equal to the aggregate amount of any deductible(s) under the insurance policies assigned to Purchaser.

Section 11.03.        Vendor and Purchaser Risk Act.  Except as set forth in Section 11.01 and Section 11.02, Seller shall bear the full risk of loss until Closing.  Upon the Closing, full risk of loss with respect to the Property shall pass to Purchaser.

Section 11.04.        Condemnation.  If before the Closing any condemnation or eminent domain proceedings are threatened or initiated against all or any portion of the Property and, in the reasonable opinion of Purchaser, such condemnation or eminent domain proceedings would materially interfere with the current use of the Property, then Purchaser may terminate this Contract upon written notice to Seller and Seller and Purchaser shall thereupon be released from any and all further liability hereunder and the Purchase Price, together with all accrued interest thereon, shall be immediately returned to Purchaser by the Escrow Agent.  If Purchaser does not elect to terminate this Contract within ten (10) business days after receipt of written notice of the commencement of any such proceedings (but in any event prior to the Closing Date), or if, in the reasonable opinion of Purchaser, such condemnation or eminent domain proceedings would not materially interfere with Seller’s current use of the Property, the Closing shall take place as provided herein and Seller shall assign to Purchaser at the Closing all rights and interest of Seller in and to any condemnation awards payable or to become payable on account of such condemnation or eminent domain proceedings.

ARTICLE XII

Miscellaneous

Section 12.01.        Entire Agreement; Confidentiality.  This Contract, together with all exhibits attached hereto and the Agreement Concerning Property, constitutes the entire agreement between the parties hereto and supersedes any prior understanding, letter of intent or written or oral agreements between the parties concerning the Property (other than the Agreement Concerning Property).  Prior to the Closing, no press release or other publicity regarding the terms of this Contract or Purchaser’s acquisition of the Property shall be authorized by either party without the other party’s prior written consent, which shall not be unreasonably withheld.

Section 12.02.        No Rule of Construction.  This Contract has been drafted by both Seller and Purchaser and no rule of construction shall be invoked against either party with respect to the authorship hereof or of any of the documents to be delivered by the respective parties at the Closing.

Section 12.03.        Multiple Counterparts; Governing Law.  This Contract may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and shall be construed and interpreted under the laws of the State of California (without regard to conflicts of laws) and all obligations of the parties created hereunder are performable in the County in which the Property is located.

Section 12.04.        Attorneys’ Fees.  If either party brings an action or proceeding involving the Property, whether founded in tort, contract or equity, or to declare rights under this Contract, the Prevailing Party (as hereinafter defined) in any such action, proceeding or appeal thereon, shall be entitled to reasonable attorneys’ fees.  Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment.  The term “Prevailing Party” shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys’ fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred.

Section 12.05.        Assignment.  This Contract may not be assigned by Purchaser without the prior written consent of Seller; provided, however, this Contract may be assigned by Purchaser without the prior written consent of Seller, to any investment advisory client of Purchaser, including, without limitation, any entity formed on its behalf.  Purchaser will remain liable under this Contract following any such assignment.  This Contract and all rights hereunder shall inure to and be binding upon the respective heirs, personal representatives, successors and permitted assigns of Seller and Purchaser.

Section 12.06.        Interpretation.  This Contract shall, unless otherwise specified herein, be subject to the following rules of interpretation:  (a) the singular includes the plural and the plural the singular; (b) words importing any gender include the other genders; (c) references to persons or entities include their permitted successors and assigns; (d) words and terms which include a number of constituent parts, things or elements, including the terms Improvements, Permitted Exceptions, Personal Property, Intangible Property and Property, shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all of such constituent parts, things or elements as a whole; (e) references to statutes are to be construed as including all rules and regulations adopted pursuant to the statute referred to and all statutory provisions consolidating, amending or replacing the statute referred to; (f) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms; (g) the words “approve” or “consent” or “agree” or derivations of said words or words of similar import mean, unless otherwise expressly provided herein or therein, the prior approval, consent, or agreement in writing of the person holding the right to approve, consent or agree with respect to the matter in question, and the words “require” or “judgment” or “satisfy” or derivations of said words or words of similar import mean the requirement, judgment or satisfaction of the person who may make a requirement or exercise judgment or who must be satisfied, which approval, consent, agreement, requirement, judgment or satisfaction shall, unless otherwise expressly provided herein or therein, be in the sole and absolute discretion of the person holding the right to approve, consent or agree or who may make a requirement or judgment or who must be satisfied; (h) the words “include” or “including” or words of similar import shall be deemed to be followed by the words “without limitation”; (i) the words “hereto” or “hereby” or “herein” or “hereof” or “hereunder,” or words of similar import, refer to this Contract in its entirety; (j) references to sections, articles, paragraphs or clauses are to the sections, articles, paragraphs or clauses of this Contract; and (k) numberings and headings of sections, articles, paragraphs and clauses are inserted as a matter of convenience only and shall not affect the construction of this Contract.

Section 12.07.        Exhibits.  The following exhibits attached hereto shall be deemed to be an integral part of this Contract:

Exhibit A	-	legal description of the Real Property

Exhibit B	-	form of Deed

Exhibit C	-	form of Bill of Sale

Exhibit D	-	form of FIRPTA Affidavit

Exhibit E	-	form of Natrol Leases

Exhibit F	-	Disclosure Schedule

Section 12.08.        Modifications.  This Contract cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.  Any such modification need not be joined in by Broker or the Escrow Agent.

Section 12.09.        Reporting Person.  Purchaser and Seller hereby designate the Escrow Agent as the “reporting person” pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986, as amended.

Section 12.10.        Time of Essence.  Time is of the essence to both Seller and Purchaser in the performance of this Contract, and they have agreed that strict compliance by both of them is required as to any date and/or time set out herein, including, without limitation, the dates and times set forth in Article IV of this Contract.  If the final day of any period of time set out in any provision of this Contract falls upon a Saturday, Sunday or a legal holiday under the laws of the State of California, then and in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

[SEE SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, this Contract has been executed by Purchaser and Seller as of (but not necessarily on) the date and year first above written.

PURCHASER:

REALTY ASSOCIATES ADVISORS, LLC,
a Delaware limited liability company

By:	Realty Associates Advisors Trust

	By:	/s/ James P. Raisides
	Name:	James P. Raisides
	Title:	Sr. Vice President

SELLER:

NATROL REAL ESTATE, INC.,
a California corporation

By:	/s/ Dennis R. Jolicoeur
Name:	Dennis R. Jolicoeur
Title:	CFO

NATROL REAL ESTATE II, INC.,
a California corporation

By:	/s/ Dennis R. Jolicoeur
Name:	Dennis R. Jolicoeur
Title:	CFO

ESCROW AGENT JOINDER

The Escrow Agent joins herein in order to evidence its agreement to perform the duties and obligations of the Escrow Agent set forth herein and the accompanying escrow instructions and to acknowledge receipt, as of the date set forth below, of an original counterpart of this Contract signed by Seller and Purchaser.

Date: March 29, 2007.

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ Helen Fonville
Name:	Helen Fonville
Title:	Escrow officer

SCHEDULE 3.03

LIST OF CERTAIN DUE DILIGENCE MATERIALS

Tenant Information

1.                                       Financial Statements – Three (3) full fiscal years plus current year-to-date financial statements for Natrol, Inc., as well as those financial statements for Currie as can be requested by under the Currie Lease).

Operating Information

2.                                       If in Seller’s possession, copies of certificates of occupancy for the building shells and copies of certificates of occupancy and/or building permits for all tenant improvements and operating permits, licenses and certificates.

3.                                       Listing of capital expenditures and operating expenses for the Property for the prior three (3) years.

4.                                       If in Seller’s possession, copies of all service, maintenance, leasing, management or other contracts and all other agreements, warranties and guaranties relating to the operation, use, management or maintenance of the Property, including any amendments and/or letter agreements pertaining to each.

5.                                       Copies of all real estate tax bills (including special assessments) for the Property for the prior three (3) years.

Building Information

6.                                       If in Seller’s possession, final “as built” shell, electrical, mechanical and structural plans and specifications for the Property, including for all tenant improvements, and, to the extent that any portion of the Property is under construction as of the Closing Date, any and all plans, specifications and construction contracts or agreements related thereto.

7.                                       List of personal property to be transferred to Buyer.

8.                                       Property Condition Reports – All reports in Seller’s possession accessing the physical and structural condition of the Property and Property components including, without limitation:  Engineering, Structural, Seismographic, Geotechnical, Mechanical, Roof, Environmental, Fire/Life/Safety, Air Quality Investigations; and ADA reports.

9.                                       Survey – Most recent property survey in Seller’s possession.

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10.                                 Building Plans – If in Seller’s possession, comprehensive set of “As Built” plans including all specialty plan subsets:  Architectural, Structural, Mechanical, Plumbing, Electrical, Roof, and Landscape plans.

11.                                 Operating Permits, Licenses & Certifications – Copies of all licenses, permits, certifications, and other authorizations required for onsite operations in Seller’s possession, including, without limitation, Sprinkler Certification(s), Fire Alarm Certification(s), Elevator Permits, Boiler Permit(s), Generator Permit(s), Infra-red Electrical Test(s), Fire Pump Permit(s), UST Permit(s), Back-Flow Certification(s), Swing State License(s), etc.

12.                                 HVAC Maintenance Logs – To the extent in Seller’s possession, historical periodic HVAC maintenance reports for the two (2) years, including (to the extent available) comprehensive inventory of all mechanical systems units stating manufacturer, make/model, capacity, age, condition and estimated remaining useful life.

Miscellaneous

13.                                 If in Seller’s possession, copies of any notices of violations of any federal, state, municipal or health, fire, building, zoning, safety, environmental protection or other applicable codes, laws, rules, regulations or ordinances relating or applying to the Property.

14.                                 List of all litigation pending against the Property or against the Seller which relates to the Property.

15.                                 Non-Recorded Encumbrances – Copies of any miscellaneous non-recorded encumbrances on the Property in Seller’s possession, if any, including, without limitation:  CC&Rs, Association Documents, Reciprocal Easements, Reciprocal Access Agreements, Ground Leases, etc.

16.                                 Property Loss History Report – Property loss history report (three years) prepared and submitted by Seller’s Property Casualty and Liability insurance carrier(s).

17.                                 Occupant Complaints – Seller to prepare brief history identifying all material occupant, visitor, or employee complaints reported to ownership with the past three (3) years including, but not limited to:  water intrusion, unpleasant odors, building or site hazards, indoor air quality, building-related health concerns, property safety, property crime, general nuisances, etc.

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EXHIBIT A

LEGAL DESCRIPTION

Parcel 1:

Lots 7, 8, 9 and 10 of Tract No. 33150, in the City or Los Angeles, County of Los Angeles, State of California, as per map filed in Book 910, Pages 63 to 65, inclusive of Maps, in the office of the County Recorder of said county.

Except from that portion of said land lying Westerly of the Westerly lines of Lots 5 and 8 of Tract No. 22917, as per map recorded in Book 638, Pages 3 to 66 of maps, all oil, asphaltum, petroleum, natural gas and other hydrocarbons and other valuable mineral substances and products and all other minerals whether or not of the same character herein before described generally in, under or upon said land, but without the right to enter upon the surface of said land and the subsurface lying above a depth of 500 feet below the surface thereof, to mine, excavate, bore, drill and sink and otherwise collect and develop said oils, petroleum, asphaltum, natural gas or other hydrocarbons or other valuable mineral substances and products or any other mineral or minerals (whether of the same character hereinabove described generally or not) and also to remove and sell said oil, asphaltum natural gas or other hydrocarbons or other valuable mineral substances and products or other mineral or minerals, as granted to Porter Sesnon, Barbara Sesnon Cartan, William T. Sesnon, Jr. to each an undivided one-third interest as tenants in common, as the separate property, of each, by deed recorded December 14, 1951 in Book 37855, Page 1, Official Records and recorded November 3, 1952 in Book 40220, Page 377, Official Records and as quitclaimed by deed dated September 2, 1959 executed by Porter Sesnon, Barbara Sesnon Cartan and William T. Sesnon, Jr., to the then record owner recorded September 14, 1959 in Book D-600, Page 923, Official Records as Instrument No. 3561.

Parcel 2:

A Non-Exclusive Easement for Vehicular Staging, Ingress and Egress over a portion of Lot 4 of Tract No. 33150 in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 910 Pages 63 through 65 inclusive of Maps, in the office of the County Recorder of said county, the easement lying 15.00 feet southerly, measured at right angles, to the following described line:

Commencing at the southwesterly corner of Lot 7 of said Tract No. 33150, said corner also being the northwesterly corner of said Lot 4; Thence South 89° 59’ 39’ East along the southerly line of said Lot 7 and the northerly line of said Lot 4, 113.00 to the True Point of Beginning; Thence continuing along said last mentioned line South 89°59 '39'east 311.32 feet to the Point of Termination, said point also being North 89° 59’ 39’ West, 148.00 feet from the southeasterly corner of Lot 9 and the northeasterly corner of said Tract No. 33150.

Assessor’s Parcel No: 2746-014-018

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The Easterly 130 feet of Lot 2 and Lot 3 of Tract No. 33150, in the City of Los Angeles, County of Los Angeles, State or California, as per map filed in Book 910, Pages 63 to 65, inclusive of Maps, in the office of the County Recorder of said county.

Except from that portion of said land lying Westerly of the Westerly lines of Lots 5 and 8 of Tract No. 22917, as per map recorded in Book 638, Pages 3 to 66 of maps, all oil asphaltum, petroleum, natural gas and other hydrocarbons and other valuable mineral substances and products and all other minerals whether or not of the same character herein before described generally in, under or upon said land, but without the right to enter upon the surface of said land and the subsurface lying above a depth of 500 feet below the surface thereof, to mine, excavate, bore, drill and sink and otherwise collect and develop said oils, petroleum, asphaltum, natural gas or other hydrocarbons or other valuable mineral substances and products or any other mineral or minerals (whether of the same character hereinabove described generally or not) and also to remove and sell said oil, asphaltum natural gas or other hydrocarbons or other valuable mineral substances and products or other mineral or minerals, as granted to Porter Sesnon, Barbara Sesnon Cartan, William T. Sesnon, Jr. to each an undivided one-third interest as tenants in common, as the separate property, of each, by deed recorded December 14, 1951 in Book 37855, Page 1, Official Records and recorded November 3, 1952 in Book 40220, Page 377, Official Records and as quitclaimed by deed dated September 2, 1959 executed by Porter Sesnon, Barbara Sesnon Cartan and William T. Sesnon, Jr., to the then record owner recorded September 14, 1959 in Book D-600, Page 923, Official Records as Instrument No. 3561.

Assessor’s Parcel No: 2746-014-003

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EXHIBIT B

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL THIS GRANT
DEED AND ALL TAX STATEMENTS TO:

c/o TA Associates Realty
1301 Dove Street, Suite 860
Newport Beach, California 92660
Attn:  Asset Manager – Fund VIII

(Above Space For Recorder’s Use Only)

GRANT DEED

The undersigned grantor declares:

Documentary Transfer Tax is shown by an unrecorded separate affidavit pursuant to Section 11932 of the Revenue and Taxation Code.

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,                               , a                        , hereby GRANTS to                                  , a                              the following described real property (“Property”) located in the City of Los Angeles, County of Los Angeles, State of California.

See Exhibit ”A” attached hereto and incorporated herein by this reference.

SUBJECT TO:

1.             Taxes and assessments not yet due and payable.

2.             All other covenants, conditions, restrictions, reservations, rights, rights of way, easements, encumbrances, liens and title matters described on Exhibit “B” attached hereto, but not otherwise.

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IN WITNESS WHEREOF, this instrument has been executed as of (but not necessarily on) this      day of             , 2007.

GRANTOR:

By:
Name:
Title:

THE STATE OF	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

This instrument was acknowledged before me on             , 2007, by                                      .  He/She is personally known to me or has produced                   as identification and did/did not take an oath.

Notary Public, State of

My Commission Expires:	Notary’s name printed:

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Document No.
Recorded 2007

STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER (PURSUANT TO SECTION 11932 OF THE CALIFORNIA REVENUE AND TAXATION CODE)

TO:         Recorder, County of Los Angeles

Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of the tax due not be shown on the original document which names:

Grantor:

Grantee:

The property described in the accompanying document is located in the City of Los Angeles, County of Los Angeles.

The amount of tax due on the accompanying document is $                              .

☒ Computed on full value of property conveyed.

☐ Computed on full value, less liens and encumbrances remaining at the time of sale.

(Signature of Declarant or Agent)

(Firm Name)

Note:      After the permanent record is made, this form will be affixed to the conveying document and returned with it.

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EXHIBIT C

BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT

STATE OF	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

That concurrently with the execution and delivery hereof,                                       , a                              (“Assignor”), is conveying to                                                                       (“Assignee”), by Grant Deed (the “Deed”), those certain tracts of land lying and being situated in Los Angeles, California and being more particularly described on Exhibit A attached to the Deed and made a part thereof for all purposes (the “Property”).  Unless otherwise defined herein, all initially capitalized terms shall have the respective meanings ascribed to such terms in that certain Purchase Agreement dated                          , 2007, by and between Assignor and Realty Associates Advisors, LLC with respect to the conveyance of the Property.

It is the desire of Assignor hereby to assign, transfer and convey to Assignee, subject, however, to those certain matters more particularly described on Exhibit B to Deed attached thereto and made a part thereof for all purposes (collectively, the “Permitted Encumbrances”), the Currie Lease, all Improvements, Personal Property, and Intangible Property, including, without limitation, those items more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (collectively, the “Assigned Properties”); provided, however, the Assigned Properties shall not be deemed to include, Assignee shall have no liability under, and Assignor shall remain solely liable and responsible for, any service or other contracts not listed on Exhibit A hereto and the contracts and other matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (collectively, the “Non-Assigned Properties”).

NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, SELL AND CONVEY to Assignee, its successors, legal representatives and assigns, subject to the Permitted Encumbrances, all of the Assigned Properties.

TO HAVE AND TO HOLD the Assigned Properties, together with any and all rights and appurtenance thereto in anywise belonging to Assignor unto Assignee, its successors and assigns FOREVER, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND all and singular the Assigned Properties, subject to the Permitted Encumbrances, unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

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Assignor indemnifies and agrees to protect, defend and hold Assignee and its successors and assigns harmless from and against any and all liability (including, without limitation, any strict liability), loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees and costs of suit) incurred by, or otherwise asserted against, Assignee or such successors and assigns to the extent attributable, directly or indirectly, to any one or all of (a) the Assigned Properties, but then only to the extent the act, event, omission, occurrence or matter giving rise to a claim for indemnity hereunder occurred prior to the date hereof, and/or (b) the Non-Assigned Properties, regardless of when the act, event, omission, occurrence or matter giving rise to a claim for indemnity hereunder occurred.

Assignee, by its acceptance hereof, agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liability (including, without limitation, any strict liability), loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees and costs of suit) incurred by or otherwise asserted against Assignor with respect to the Assigned Properties to the extent same arise or are otherwise attributable to the period from and after the date hereof, but not otherwise; provided, however, Assignee shall be released and discharged from and against any liability or obligation hereunder upon the date Assignee no longer holds an interest in the Property as long as Assignee’s successor in interest assumes such obligations in writing.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of (but not necessarily on) this                     day of                         , 2007.

ASSIGNOR:

[TO BE INSERTED]

ASSIGNEE:

[TO BE INSERTED]

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EXHIBIT D

FIRPTA AFFIDAVIT

THE STATE OF	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform                                                                                        , (“Transferee”) that withholding of tax is not required upon the disposition of a U.S. real property interest by                                                    , a                                                            (“Transferor”), Transferor hereby certifies the following:

1.                                       Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.                                       Transferor’s U.S. employer identification number is:                           ; and

3.                                       Transferor’s office address is                                                                                 .

4.                                       Transfer is not a “disregarded entity” (as that term is defined in the Internal Revenue Code and Income Tax Regulations).

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document.

EXECUTED as of (but not necessarily on) this                  day of                               , 2007.

TRANSFEROR:

[TO BE INSERTED]

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SWORN TO AND SUBSCRIBED BEFORE ME this               day of                         , 2007.

Notary Public, State of

My Commission Expires:	Notary’s name printed:

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EXHIBIT E

FORM OF NATROL LEASES

[PLEASE SEE Exhibits 10.20 and 10.21 filed herewith]

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EXHIBIT F

DISCLOSURE SCHEDULE

Seller discloses the following items with regards to its representations, warranties and covenants set forth in Section 9.01 of the attached Purchase Agreement (the “Contract”) by and between Natrol Real Estate, Inc. and Natrol Real Estate II, Inc., collectively, as Seller, and Realty Associates Advisors, LLC, as Purchaser.

•                In November and December 2006, Seller received several Notices of Intent to Expire Permit from the Los Angeles Department of Building and Safety (the “Department”) for various permits pertaining to the P Building and the O Building.  Seller contacted the Department about all such permits (except for Permit No. 97044-10000-01339 relating to a Duct Type Smoke Det).  Building inspectors for the Department indicated they were giving final approval for all such permits, either as a result of inspecting the properties or because of certificates of occupancy or permit cards that had been signed as finaled.  To Seller’s knowledge, the work for Permit No. 97044-10000-01339 was completed according to all applicable building codes.

•                Additional work at the P Building and O Building may have occurred for which permits were issued, but never finaled.

•                In 2004, a 14 x 16 foot demising wall for the packaging department was installed at the P Building without obtaining a building permit.

•                In 2005, two 14 x 12 foot office walls were installed at the P Building without obtaining a building permit.

•                There may be various improvements made to or personal property installed at the Property that were completed or installed in accordance with then-applicable building codes.  Such improvements and personal property may not be in compliance with current applicable building codes (e.g., in October 2004, NRE received information from a fire alarm contractor suggesting that NRE’s older smoke detectors and other devices at the P Building were not in compliance with current fire alarm codes.)

•                NRE II has not conducted annual tests of all of the irrigation back flow prevention devices at the O Building.

•                Seller was informed by its property casualty insurer that (1) material on the storage racks in the P Building may be stacked too high and certain materials or other items of inventory may be grouped too densely on such storage racks; and (2) Seller should install protective shields for its Halide lighting in both the O Building and the P Building (Seller is the process of replacing burnt-out Halide lights with those containing protective shields).

SELLER AGREES THAT ATTACHMENT OF THIS SCHEDULE TO THE CONTRACT DOES NOT INDICATE PURCHASER’S ACCEPTANCE OF THE ABOVE ITEMS NOR MODIFY OR OTHERWISE WAIVE ANY OF PURCHASER’S RIGHTS UNDER THE CONTRACT, INCLUDING PURCHASER’S RIGHT, FOR ANY OR NO REASON, TO TERMINATE THE CONTRACT DURING THE REVIEW PERIOD.

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EXHIBIT G

TITLE REPORT

[PLEASE SEE ATTACHED]

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“Preliminary Report Top Sheet”

Help us stay on top of your transaction!

WILL ANY OF THESE SITUATIONS

AFFECT YOUR TRANSACTION?

*	Are your principals exchanging this property?	☐ Yes	☐ No

*	Will your principals be using a power of attorney?	☐ Yes	☐ No

*	Are any of the parties in title deceased?	☐ Yes	☐ No

*	Has there been a change in marital status?	☐ Yes	☐ No

*	Will there be a new entity formed? ie., partnership or corporation.	☐ Yes	☐ No

*	Are the sellers of this property non-residents of California?	☐ Yes	☐ No

If you answered “YES” to any of these questions,
please call your Escrow Officer.

*	Do all parties signing document have valid photo I.D. or drivers license?	☐ Yes	☐ No

If “No”, now is the time to apply for a valid I.D.

This is a “Quick List”, call your Escrow Officer if you have additional information that you think may be important, or if you have any questions.

Thank you for choosing
Fidelity National Title Company

Fidelity National Title Company OF CALIFORNIA

PRELIMINARY REPORT

In response to the application for a policy of title insurance referenced herein, Fidelity National Title Company hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception herein or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage and Limitations on Covered Risks of said Policy or Policies are set forth in Exhibit A attached. Limitations on Covered Risks applicable to the CLTA and ALTA Homeowner’s Policies of Title Insurance which establish a Deductible Amount and a Maximum Dollar Limit of Liability for certain coverages are also set forth in Exhibit A. Copies of the Policy forms should be read. They are available from the office which issued this report.

This report (and any supplements or amendments hereto) is issued solely for the purpose of facilitating the issuance of a policy of title insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of title insurance, a Binder or Commitment should be requested.

The Policy(s) of title insurance to be issued hereunder will be policy(s) of Fidelity National Title Insurance Company, a California Corporation.

Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.

It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects and encumbrances affecting title to the land.

Fidelity National Title Company 6060 Sepulveda Boulevard suite 100 Van Nuys, CA 91411 (818) 881-7800 FAX (818) 776-8528

PRELIMINARY REPORT

ESCROW OFFICER: Helen Fonville	ORDER NO.: 19505132 - C
TITLE OFFICER: Jon Legg - 758-6804 Fax 758-3263	Amendment
LOAN NO.: Natrol Real Estate II

TO:	Fidelity National Title
6060 Sepulveda Boulevard #100
Van Nuys, CA 91411

ATTN:                   Helen Fonville

YOUR REFERENCE.: Fidelity National Title

SHORT TERM RATE: No

PROPERTY ADDRESS:	9453 Owensmouth Avenue and 21411 Prairie Street,
Chatsworth area Los Angeles, California

EFFECTIVE DATE: April 2, 2007, 07:30 A.M.

The form of Policy or Policies of title insurance contemplated by this report is:

California Land Title Association Standard Coverage Policy - 1990

American Land Title Association Loan Policy (10-17-92) with A.L.T.A. Form 1 Coverage

1.             THE ESTATE OR INTEREST IN THE LAND HEREINAFTER DESCRIBED OR REFERRED TO COVERED BY THIS REPORT IS:

A FEE as to Parcel(s) 1 and 3;

AN EASEMENT more fully described below as to Parcel(s) 2

2.             TITLE TO SAID ESTATE OR INTEREST AT THE DATE HEREOF IS VESTED IN:

Natrol Real Estate II, Inc., a California corporation

3.             THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

SEE EXHIBIT “ONE” ATTACHED HERETO AND MADE A PART HEREOF

RLK\RLK 04/03/2007

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EXHIBIT “ONE”

Parcel 1:

All of Lots 7, 8, 9 and 10 of Tract No. 33150, in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 910, Pages 63 to 65, inclusive of Maps, in the office of the County Recorder of said county.

Except from that portion of said land lying Westerly of the Westerly lines of Lots 5 and 8 of Tract No. 22917, as per map recorded in Book 638, Pages 63 to 66 of maps, all oil, asphaltum, petroleum, natural gas and other hydrocarbons and other valuable mineral substances and products and all other minerals whether or not of the same character herein before described generally in, under or upon said land, but without the right to enter upon the surface of said land and the subsurface lying above a depth of 500 feet below the surface thereof, to mine, excavate, bore, drill and sink and otherwise collect and develop said oils, petroleum, asphaltum, natural gas or other hydrocarbons or other valuable mineral substances and products or any other mineral or minerals (whether of the same character hereinabove described generally or not) and also to remove and sell said oil, asphaltum natural gas or other hydrocarbons or other valuable mineral substances and products or other mineral or minerals, as granted to Porter Sesnon, Barbara Sesnon Cartan, William T. Sesnon, Jr. to each an undivided one-third interest as tenants in common, as the separate property, of each, by deed recorded December 14, 1951 in Book 37855, Page 1, Official Records and recorded November 3, 1952 in Book 40220, Page 377, Official Records and as quitclaimed by deed dated September 2, 1959 executed by Porter Sesnon, Barbara Sesnon Cartan and William T. Sesnon, Jr., to the then record owner recorded September 14, 1959 in Book D-600, Page 923, Official Records as Instrument No. 3561.

Assessor’s Parcel No. 2746-014-018

Parcel 2:

A non-exclusive easement for vehicular staging, ingress and egress as provided in that certain Easement Agreement recorded May 26, 1999 as Instrument No. 99-955816, Official Records, over a portion of Lot 4 of Tract No. 33150 in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 910 Pages 63 through 65 inclusive of Maps, in the office of the County Recorder of said county, the easement lying 15.00 feet southerly, measured at right angles, to the following described line:

Commencing at the southwesterly corner of Lot 7 of said Tract No. 33150, said corner also being the northwesterly corner of said Lot 4; Thence South 89°59 ‘39”East along the southerly line of said Lot 7 and the northerly line of said Lot 4, 113.00 to the True Point of Beginning; Thence continuing along said last mentioned line South 89°59 ‘39”east 311.32 feet to the Point of Termination, said point also being North 89°59 ‘39”West, 148.00 feet from the southeasterly corner of Lot 9 and the northeasterly corner of said Tract No. 33150.

Parcel 3:

The Easterly 130 feet of Lot 2 and all of Lot 3 of Tract No. 33150, in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 910, Pages 63 to 65, inclusive of Maps, in the office of the County Recorder of said county.

Except from that portion of said land lying Westerly of the Westerly lines of Lots 5 and 8 of Tract No. 22917, as per map recorded in Book 638, Pages 63 to 66 of maps, all oil, asphaltum, petroleum, natural gas and other hydrocarbons and other valuable mineral

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substances and products and all other minerals whether or not of the same character herein before described generally in, under or upon said land, but without the right to enter upon the surface of said land and the subsurface lying above a depth of 500 feet below the surface thereof, to mine, excavate, bore, drill and sink and otherwise collect and develop said oils, petroleum, asphaltum, natural gas or other hydrocarbons or other valuable mineral substances and products or any other mineral or minerals (whether of the same character hereinabove described generally or not) and also to remove and sell said oil, asphaltum natural gas or other hydrocarbons or other valuable mineral substances and products or other mineral or minerals, as granted to Porter Sesnon, Barbara Sesnon Cartan, William T. Sesnon, Jr. to each an undivided one-third interest as tenants in common, as the separate property, of each, by deed recorded December 14, 1951 in Book 37855, Page 1, Official Records and recorded November 3, 1952 in Book 40220, Page 377, Official Records and as quitclaimed by deed dated September 2, 1959 executed by Porter Sesnon, Barbara Sesnon Cartan and William T. Sesnon, Jr., to the then record owner recorded September 14, 1959 in Book D-600, Page 923, Official Records as Instrument No. 3561.

Assessor’s Parcel No. 2746-014-003

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AT THE DATE HEREOF, ITEMS TO BE CONSIDERED AND EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND EXCLUSIONS IN SAID POLICY FORM WOULD BE AS FOLLOWS:

1.                                                                      Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be levied for the fiscal year 2007-2008.

2.                                                                      Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2006-2007, Assessor’s Parcel Number 2746-014-018.

Code Area Number:	0000016
1st Installment:	$54,129.37 Paid
2nd Installment:	$54,129.36 Not Paid
Land:	$4,161,366.00
Improvements:	$3,905,497.00
Exemption:	$00
Personal Property:	$00
Affects:	Parcel 1

3.                                                                      Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2006-2007, Assessor’s Parcel Number 2746-014-003.

Code Area Number:	00016
1st Installment:	$43,269.84 Paid
2nd Installment:	$43,269.83 Not Paid
Land:	$3,154,765.00
Improvements:	$3,553,141.00
Exemption:	$
Personal Property:	$
Affects:	Parcel 3

4.                                                                      The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (Commencing with Section 75) of the Revenue and Taxation code of the State of California.

5.                                                                      Water rights, claims or title to water, whether or not disclosed by the public records.

6.                                                                      A covenant and agreement entitled “Covenant and Agreement regarding Submission of Landscape Plan”

Executed by:	Almo Properties
In favor of:	City of Los Angeles
Recorded:	January 10, 1979, Instrument No. 79-40946, of Official Records

Which among other things provides: Landscape plan submission

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

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7.                                                                      A covenant and agreement entitled “Covenant and Agreement for Traffic Control Plan”

Executed by:	Almo Properties
In favor of:	Advisory Agency of the City of Los Angeles
Recorded:	January 11, 1979, Instrument No. 79-47472, of Official Records

Which among other things provides: submission of traffic control plan

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

8.                                                                      A covenant and agreement entitled “Covenant and Agreement Regarding Parking Area and Driveway Plan”

Executed by:	Almo Properties etal
In favor of:	City of Los Angeles
Recorded:	May 11, 1979, Instrument No. 79-514399, of Official Records

Which among other things provides: Parking and Driveway Plan

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

9.                                                                      A covenant and agreement entitled “Covenant and Agreement Regarding Maintenance of Yards for an Oversized Building”

Executed by:	David Alpert
In favor of:	City of Los Angeles

Recorded:	September 17, 1979, Instrument No. 79-1033747, of Official Records

Which among other things provides: maintenance of yards

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

Said matter is shown on the ALTA/ACSM Survey prepared by R,B. Engineering on April 20, 1996, updated February 24, 2007, last updated March    , 2007.

Affects:	Parcels 1 and 2

10.                                                                Covenant and agreement wherein the owners agree to hold said land as one parcel and not to sell any portion thereof separately. Said covenant is expressed to run with the land and be binding upon future owners.

Recorded:	September 17, 1979, Instrument No. 79-1033748, of Official Records

Reference is made to said document for full particulars.

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This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

Affects:                             Parcel 1

11.                                                                A 5 foot easement contained in that certain document entitled “Easement Agreement” dated May 26 1999, executed by and between WHLW Real Estate Limited Partnership, a Delaware limited partnership and Meissner Owensmouth LLC, a Delaware limited liability company recorded May 26, 1999, Instrument No. 99-955816, of Official Records, which document, among other things, contains or provides for: covenants and conditions

Reference is hereby made to said document for full particulars.

Said Easement Agreement has been amended by a document recorded January 7 2000 as instrument no. 00-26822 of Official Records of said County.

Said matter is shown on the ALTA/ACSM Survey prepared by R,B. Engineering on April 20, 1996, updated February 24, 2007, last updated March    , 2007.

Affects:                             Parcels 1 and 2

12.                                                                The fact that the ownership of said land does not include rights of access to or from the street, Canoga Avenue abutting said land, such rights having been relinquished by the map of said 33150 as per map recorded in Book 910 Pages 63 to 65 of Maps.

Said matter is shown on the ALTA Survey prepared by Mark P. Pfeiler (LS 5959) of R.B. Engineering on April 20, 1996, last updated March 5, 2007, signed on April 2, 2007.

Affects:                             Parcel 3

13.                                                                Covenant and Agreement wherein the owners agree to hold said land as one parcel and not to sell any portion thereof separately. Said covenant is expressed to run with the land and be binding upon future owners.

Recorded:                          July 25, 1979, Instrument No. 79-818372, of Official Records

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

Affects:                             Parcel 3

14.                                                                Covenant and agreement wherein the owners agree to hold said land as one parcel and not to sell any portion thereof separately. Said covenant is expressed to run with the land and be binding upon future owners.

Recorded:                          October 18, 1979, Instrument No. 79-1171494, of Official Records

Reference is made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

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Affects:	Parcel 3

15.                                                                A Covenant and Agreement Regarding Maintenance of Yards for an Oversized Building.

Executed by:	Almo Properties
In favor of:	City of Los Angeles
Recorded:	February 10, 1982, Instrument No. 82-155090, of Official Records

Which among other things provides: maintenance of yards.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

Said matter is shown on the ALTA Survey prepared by Mark P. Pfeiler (LS 5959) of R.B. Engineering on April 20, 1996, last updated March 5, 2007, signed on April 2, 2007.

Affects:	Parcel 3

16.                                                                Easement(s) for the purpose(s) shown below and rights incidental thereto as granted in a document;

Granted to:	Pacific Bell
Purpose:	20 foot wide underground communications easement
Recorded:	October 26, 1989, Instrument No. 89-1723964, of Official Records
Affects:	a portion of said land as therein provided

Said matter is shown on the ALTA Survey prepared by Mark P. Pfeiler (LS 5959) of R.B. Engineering on April 20, 1996, last updated March 5, 2007, signed on April 2, 2007.

Affects:	Parcel 3

17.                                                                A deed of trust to secure an indebtedness in the amount shown below, and any other obligations secured thereby

Amount:	$3,500,000.00
Dated:	April 14, 1999
Trustor:	Natrol Real Estate, Inc., a California corporation
Trustee:	American Securities Company, a California corporation
Beneficiary:	Wells Fargo Bank, National Association
Loan No.:
Recorded:	May 13, 1999, Instrument No. 99-869674, of Official Records

An assignment of the beneficial interest under said deed of trust which names:

Assignee:	LaSalle Bank National Association, as trustee for Bear Stearns Commercial Mortgage Securities Inc., Commercial Pass Through Certificates, Series 2000-WF1
Loan No.:
Recorded:	May 19, 2000, Instrument No. 00-781146, of Official Records

Affects:	Parcel 3

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NOTE: Amended Civil Code Section 2941, which becomes effective on January 1, 2002 sets the fee for the processing and recordation of the reconveyance of each Deed of Trust being paid through this transaction $45.00. The reconveyance must be clearly set forth in the Beneficiary’s Payoff Demand Statement (“Demand”). In addition, an assignment or authorized release of the fee, from the Beneficiary to the Trustee of the record, must be included. an example of the required language is as follows:

“The beneficiary identified above hereby assigns releases or transfer to the Trustee of record, the sub of $45.00, included herein as “Reconveyance Fee”, for the processing and recordation of the Reconveyance of the Deed of Trust securing the indebtedness covered hereby, and the escrow company or title processing this pay-off is authorized to deduct the Reconveyance Fee from this Demand and forward said fee to the trustee of record or the successor Trustee under the Trust Deed to be paid off in Full.”

In the event that the reconveyance fee and the assignment, release or transfer are not included within the Demand Statement, then Fidelity National Title Insurance Company and its Underwritten Agent may decline to process the reconveyance and will be forced to return all documentation directly to the Beneficiary for compliance with the requirements of the revised statute.

18.                                                                A Covenant and Agreement Regarding Maintenance of Yards for an Oversized Building.

Executed by:	Almo Properties
In favor of:	City of Los Angeles
Recorded:	December 17, 1996, Instrument No. 96-2036452, of Official Records

Which among other things provides: maintenance of yards.

An assignment of the beneficial interest under said deed of trust which names:

Assignee:	LaSalle Bank National Association, as trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass Through Certificates, Series 2000-WF2
Loan No.:
Recorded:	November 16, 2000, Instrument No. 00-1794294, of Official Records

Affects:	Parcels 1 and 2

19.                                                                Matters contained in that certain document entitled “Landlord’s Waiver and Agreement” dated March 30, 2005, executed by and between Natrol Real Estate II, Inc., a California corporation and Gilmore Enterprises Window Coverings, Inc., a California corporation recorded August 12, 2005, Instrument No. 05-1935159, of Official Records, which document, among other things, contains or provides for: As Set Out Therein.

Reference is hereby made to said document for full particulars.

Affects:	Parcels 1 and 2

20.                                                                Matters contained in that certain document entitled “Mortgage Agreement” dated August 25, 2006, executed by and between Wachovia Capital Finance Corporation (Western), a California corporation and LaSalle Bank National Association, as Trustee of the Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-WF2 recorded October 25, 2006, Instrument No. 06-2372476, of Official Records, which document, among other things, contains or provides for: As Set Out Therein.

Reference is hereby made to said document for full particulars.

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Affects:	Parcels 1 and 2

21.                                                                An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled:	Subordination Agreement
Lessor:	Natrol Real Estate Inc.
Lessee:	Natrol, Inc.
Recorded:	May 13, 1999, Instrument No. 99-869675, of Official Records

The present ownership of the leasehold created by said lease and other matters affecting the interest of the lessee are not shown herein.

NOTE: Amended Civil Code Section 2941, which becomes effective on January 1, 2002 sets the fee for the processing and recordation of the reconveyance of each Deed of Trust being paid through this transaction $45.00. The reconveyance must be clearly set forth in the Beneficiary’s Payoff Demand Statement (“Demand”). In addition, an assignment or authorized release of the fee, from the Beneficiary to the Trustee of the record, must be included. an example of the required language is as follows:

“The beneficiary identified above hereby assigns releases or transfer to the Trustee of record, the sub of $45.00, included herein as “Reconveyance Fee”, for the processing and recordation of the Reconveyance of the Deed of Trust securing the indebtedness covered hereby, and the escrow company or title processing this pay-off is authorized to deduct the Reconveyance Fee from this Demand and forward said fee to the trustee of record or the successor Trustee under the Trust Deed to be paid off in Full.”

In the event that the reconveyance fee and the assignment, release or transfer are not included within the Demand Statement, then Fidelity National Title Insurance Company and its Underwritten Agent may decline to process the reconveyance and will be forced to return all documentation directly to the Beneficiary for compliance with the requirements of the revised statute.

22.                                                                A deed of trust to secure an indebtedness in the amount shown below, and any other obligations secured thereby

Amount:	$5,400,000.00
Dated:	December 13, 1999
Trustor:	Natrol Real Estate II, Inc., a California corporation
Trustee:	American Securities Company, a California corporation
Beneficiary:	Wells Fargo Bank, National Association
Loan No.:
Recorded:	December 16, 1999, Instrument No. 99-2318475, of Official Records

23.                                                                Any rights of the parties in possession of a portion of, or all of, said land, which rights are not disclosed by the public record.

This Company will require, for review, a full and complete copy of any unrecorded agreement, contract, license and/or lease, together with all supplements, assignments and amendments thereto, before issuing any policy of title insurance without excepting this item from coverage. The Company reserves the right to except additional items and/or make additional requirements after reviewing said documents.

9

24.                                                                In order to complete this report, this Company requires a Statement of Information to be completed by the following party,

Party:	All Parties

The Company reserves the right to add additional items or make further requirements after review of the requested Statement(s) of Information.

25.                                                                The application for title insurance was placed by reference to only a street address or tax identification number.

Based on our records, we believe that the description in this report covers the parcel requested, however, if the legal description is incorrect a new report must be prepared.

If the legal description is incorrect, in order to prevents delays, the seller, buyer and/or borrower must provided the company and/or the settlement agent with the correct legal description intended to be the subject of this transaction.

26.                                                                The transaction contemplated in connection with this Report is subject to the review and approval of the Company’s Corporate Underwriting Department. The Company reserves the right to add additional items or make further requirements after such review.

27.                                                                This Company will require the following documents for review prior to the issuance of any title assurance predicated upon a conveyance or encumbrance by the corporation named below.

Corporation:	Natrol Real Estate II, Inc., a California corporation,

(a)	A copy of the corporation By-Laws and Articles of Incorporation.

(b)	An original or certified copy of the Resolution authorizing the transaction contemplated herein.

(c)	If the Articles and/or By-Laws require approval by a “parent” organization, a copy of the Articles and By-Laws of the parent.

The right is reserved to add requirements or additional items after completion of such review.

END OF ITEMS

Note 1.              The current owner does NOT qualify for the $20.00 discount pursuant to the coordinated stipulated judgments entered in actions filed by both the Attorney General and private class action plaintiffs for the herein described property.

Note 2.              NOTE: The policy of title insurance will include an arbitration provision. The Company or the insured may demand arbitration. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation. Please ask your escrow or title officer for a sample copy of the policy to be issued if you wish to review the arbitration provisions and any other provisions pertaining to your Title Insurance coverage.

10

Note 3.              None of the items shown in this report will cause the Company to decline to attach CLTA Endorsement Form 100 to an Extended Coverage Loan Policy, when issued.

Note 4.              The Company is not aware of any matters which would cause it to decline to attach the CLTA Endorsement Form 116 indicating that there is located on said land Commercial known as 9453 Owensmouth Avenue (Chatsworth Area), Los Angeles, CA to an Extended Coverage Loan Policy.

Note 5.              California Revenue and Taxation Code Section 18662, effective January 1, 1994 and by amendment effective January 1, 2003, provides that the buyer in all sales of California Real Estate may be required to withhold 3 and 1/3% of the total sales price as California State Income Tax, subject to the various provisions of the law as therein contained.

Note 6.              There are NO deeds affecting said land, recorded within twenty-four (24) months of the date of this report.

Note 7.              WIRE INSTRUCTIONS

COMERICA BANK CALIFORNIA

Financial Services Group

2321 Rosecrans Avenue, Suite 1225

El Segundo, CA, 90245

Routing No. 121137522

For Credit to FIDELITY NATIONAL TITLE

Account No. 1891608570

Attn: Payoff Department

Ref: Order No. 19505132

Title Officer: Jon Legg

Fidelity National Title Company OF CALIFORNIA

11

Notice

You may be entitled to receive a $20.00 discount on escrow services if you purchased, sold or refinanced residential property in California between May 19, 1995 and November 1, 2002. If you had more than one qualifying transaction, you may be entitled to multiple discounts.

If your previous transaction involved the same property that is the subject of your current transaction, you do not have to do anything; the Company will provide the discount, provided you are paying for escrow or title services in this transaction.

If your previous transaction involved property different from the property that is the subject of your current transaction, you must - prior to the close of the current transaction - inform the Company of the earlier transaction, provide the address of the property involved in the previous transaction, and the date or approximate date that the escrow closed to be eligible for the discount.

Unless you inform the Company of the prior transaction on property that is not the subject of this transaction, the Company has no obligation to conduct an investigation to determine if you qualify for a discount. If you provide the Company information concerning a prior transaction, the Company is required to determine if you qualify for a discount which is subject to other terms and conditions.

Effective through November 1, 2014

Fidelity National Financial Group of Companies’ Privacy Statement

July 1, 2001

We recognize and respect the privacy expectations of today’s consumers and the requirements of applicable federal and state privacy laws. We believe that making you aware of how we use your non-public personal information (°Personal Information±),and to whom it is disclosed, will form the basis for a relationship of trust between us and the public that we serve. This Privacy Statement provides that explanation. We reserve the right to change this Privacy Statement from time to time consistent with applicable privacy laws.

In the course of our business, we may collect Personal Information about you from the following sources:

From applications or other forms we receive from you or your authorized representative;

From your transactions with, or from the services being performed by, us, our affiliates, or others;

From our internet web sites;

From the public records maintained by governmental entities that we either obtain directly from those entities, or from our affiliates or others; and

From consumer or other reporting agencies.

Our Policies Regarding the Protection of the Confidentiality and Security of Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your Personal Information from unauthorized access or intrusion. We limit access to the Personal Information only to those employees who need such access in connection with providing products or services to you or for other legitimate business purposes.

Our Policies and Practices Regarding the Sharing of Your Personal Information

We may share your Personal Information with our affiliates, such as insurance companies, agents, and other real estate settlement service providers. We also may disclose your Personal Information:

to agents, brokers or representatives to provide you with services you have requested;

to third-party contractors or service providers who provide services or perform marketing or other functions on our behalf; and

to others with whom we enter into joint marketing agreements for products or services that we believe you may find of interest.

In addition, we will disclose your Personal Information when you direct or give us permission, when we are required by law to do so, or when we suspect fraudulent or criminal activities. We also may disclose your Personal Information when otherwise permitted by applicable privacy laws such as, for example, when disclosure is needed to enforce our rights arising out of any agreement, transaction or relationship with you.

One of the important responsibilities of some of our affiliated companies is to record documents in the public domain. Such documents may contain your Personal Information.

Right to Access Your Personal Information and Ability to Correct Errors or Request Changes or Deletion

Certain states afford you the right to access your Personal Information and, under certain circumstances, to find out to whom your Personal Information has been disclosed. Also, certain states afford you the right to request correction, amendment or deletion of your Personal Information. We reserve the right, where permitted by law, to charge a reasonable fee to cover the costs incurred in responding to such requests.

All requests must be made in writing to the following address:

Privacy Compliance Officer
Fidelity National Financial, Inc.
601 Riverside Avenue
Jacksonville, FL 32204

Multiple Products or Services

If we provide you with more than one financial product or service, you may receive more than one privacy notice from us. We apologize for any inconvenience this may cause you.

“Preliminary Report Top Sheet”

Help us stay on top of your transaction!

WILL ANY OF THESE SITUATIONS

AFFECT YOUR TRANSACTION?

*	Are your principals exchanging this property?	☐ Yes	☐ No

*	Will your principals be using a power of attorney?	☐ Yes	☐ No

*	Are any of the parties in title deceased?	☐ Yes	☐ No

*	Has there been a change in marital status?	☐ Yes	☐ No

*	Will there be a new entity formed? ie., partnership or corporation.	☐ Yes	☐ No

*	Are the sellers of this property non-residents of California?	☐ Yes	☐ No

If you answered “YES” to any of these questions,
please call your Escrow Officer.

*	Do all parties signing document have valid photo I.D. or drivers license?	☐ Yes	☐ No

If “No”, now is the time to apply for a valid I.D.

This is a “Quick List”, call your Escrow Officer if you have additional information that you think may be important, or if you have any questions.

Thank you for choosing
Fidelity National Title Company

Fidelity National Title Company OF CALIFORNIA

PRELIMINARY REPORT

In response to the application for a policy of title insurance referenced herein, Fidelity National Title Company hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception herein or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage and Limitations on Covered Risks of said Policy or Policies are set forth in Exhibit A attached. Limitations on Covered Risks applicable to the CLTA and ALTA Homeowner’s Policies of Title Insurance which establish a Deductible Amount and a Maximum Dollar Limit of Liability for certain coverages are also set forth in Exhibit A. Copies of the Policy forms should be read. They are available from the office which issued this report.

This report (and any supplements or amendments hereto) is issued solely for the purpose of facilitating the issuance of a policy of title insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of title insurance, a Binder or Commitment should be requested.

The Policy(s) of title insurance to be issued hereunder will be policy(s) of Fidelity National Title Insurance Company, a California Corporation.

Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.

It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects and encumbrances affecting title to the land.

Fidelity National Title Company 6060 Sepulveda Boulevard suite 100 Van Nuys, CA 91411 (818) 881-7800 FAX (818) 776-8528

PRELIMINARY REPORT

ESCROW OFFICER: Helen Fonville TITLE OFFICER: Jon Legg - 758-6804 Fax 758-3263	ORDER NO.: 19505132 LOAN NO.: Natrol Real Estate

TO:	CB Richard Ellis
10 Universal City Plaza 27th Floor
Universal City, CA 91608

ATTN:                   Bennett Robinson

YOUR REFERENCE.: 21411 Prairie

SHORT TERM RATE: No

PROPERTY ADDRESS:                      21411 Prairie Street (Chatsworth Area), Los Angeles, California

EFFECTIVE DATE: March 23, 2007, 07:30 A.M.

The form of Policy or Policies of title insurance contemplated by this report is:

California Land Title Association Standard Coverage Policy - 1990

American Land Title Association Loan Policy (10-17-92) with A.L.T.A. Form 1 Coverage

1.             THE ESTATE OR INTEREST IN THE LAND HEREINAFTER DESCRIBED OR REFERRED TO COVERED BY THIS REPORT IS:

A Fee

2.             TITLE TO SAID ESTATE OR INTEREST AT THE DATE HEREOF IS VESTED IN:

Natrol Real Estate, Inc., a California corporation

3.             THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

SEE EXHIBIT “ONE” ATTACHED HERETO AND MADE A PART HEREOF

RLK\RLK 03/25/2007

1

EXHIBIT “ONE”

The Easterly 130 feet of Lot 2 and all of Lot 3 of Tract No. 33150, in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 910, Pages 63 to 65, inclusive of Maps, in the office of the County Recorder of said county.

Except from that portion of said land lying Westerly of the Westerly lines of Lots 5 and 8 of Tract No. 22917, as per map recorded in Book 638, Pages 3 to 66 of maps, all oil, asphaltum, petroleum, natural gas and other hydrocarbons and other valuable mineral substances and products and all other minerals whether or not of the same character herein before described generally in, under or upon said land, but without the right to enter upon the surface of said land and the subsurface lying above a depth of 500 feet below the surface thereof, to mine, excavate, bore, drill and sink and otherwise collect and develop said oils, petroleum, asphaltum, natural gas or other hydrocarbons or other valuable mineral substances and products or any other mineral or minerals (whether of the same character hereinabove described generally or not) and also to remove and sell said oil, asphaltum natural gas or other hydrocarbons or other valuable mineral substances and products or other mineral or minerals, as granted to Porter Sesnon, Barbara Sesnon Cartan, William T. Sesnon, Jr. to each an undivided one-third interest as tenants in common, as the separate property, of each, by deed recorded December 14, 1951 in Book 37855, Page 1, Official Records and recorded November 3, 1952 in Book 40220, Page 377, Official Records and as quitclaimed by deed dated September 2, 1959 executed by Porter Sesnon, Barbara Sesnon Cartan and William T. Sesnon, Jr., to the then record owner recorded September 14, 1959 in Book D-600, Page 923, Official Records as Instrument No. 3561.

Assessor’s Parcel No: 2746-014-003

2

AT THE DATE HEREOF, ITEMS TO BE CONSIDERED AND EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND EXCLUSIONS IN SAID POLICY FORM WOULD BE AS FOLLOWS:

1.                                                                      Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be levied for the fiscal year 2007-2008.

2.                                                                      Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2006-2007, Assessor’s Parcel Number 2746-014-003.

Code Area Number:	0000016
1st Installment:	$43,269.84 Paid
2nd Installment:	$43,269.83 Not Paid
Land:	$3,154,765.00
Improvements:	$3,553,141.00
Exemption:	$00
Personal Property:	$00
Bill No.:	2

3.                                                                      The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (Commencing with Section 75) of the Revenue and Taxation code of the State of California. As of the date hereof, no such supplemental taxes are due or payable.

4.                                                                      Water rights, claims or title to water, whether or not disclosed by the public records.

5.                                                                      The fact that the ownership of said land does not include rights of access to or from the street, Canoga Avenue abutting said land, such rights having been relinquished by the map of said Tract 33150 as per map recorded in Book 910 Pages 63 to 65 of Maps.

Said matter is shown on the ALTA Survey prepared by R.B. Engineering on April 20, 1996, last updated March 5, 2007.

6.                                                                      A covenant and agreement entitled “Covenant and Agreement Regarding Submission of Landscape Plan”

Executed by:	Almo Properties
In favor of:	City of Los Angeles
Recorded:	January 10, 1979, Instrument No. 79-40946, of Official Records

Which among other things provides: Submission of Landscape Plan

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

3

7.                                                                      A covenant and agreement entitled “Covenant and Agreement for Traffic Control Plan”

Executed by:	Almo Properties etal
In favor of:	City of Los Angeles
Recorded:	January 11, 1979, Instrument No. 79-47472, of Official Records

Which among other things provides: Matters pertaining to a Traffic Control Plan

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

8.                                                                      A covenant and agreement entitled “Covenant and Agreement Regarding Parking Area and Driveway Plan”

Executed by:	Almo Properties etal
In favor of:	City of Los Angeles
Recorded:	May 11, 1978, Instrument No. 79-514399, of Official Records

Which among other things provides: Requirement for submission of parking plan and driveway plan.

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

9.                                                                      A covenant and agreement entitled “Covenant and Agreement to Hold Property as One Parcel”

Executed by:	Almo Properties
In favor of:	City of Los Angeles
Recorded:	July 25, 1979, Instrument No. 79-818372, of Official Records

Which among other things provides: To hold said land as one parcel of land.

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

10.                                                                A covenant and agreement entitled “Covenant and Agreement to Hold Property as One Parcel”

Executed by:	David Alpert
In favor of:	City of Los Angeles
Recorded:	October 18, 1979, Instrument No. 79-1171494, of Official Records

Which among other things provides: Holding said land as in Parcel to comply with Parcel Map Exemption 2164.

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

4

11.                                                                A covenant and agreement entitled “Covenant and Agreement Regarding Maintenance of Yards for an Oversized Building”

Executed by:	Almo Properties
In favor of:	City of Los Angeles
Recorded:	February 10, 1982, Instrument No. 82-155090, of Official Records

Which among other things provides: Maintenance of yards.

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

Said matter is shown on the ALTA Survey prepared by R.B. Engineering on April 20, 1996, last updated March 5, 2007.

12.                                                                Easement(s) for the purpose(s) shown below and rights incidental thereto as set forth in a document;

In favor of:	Pacific Bell
Purpose:	20 foot wide underground communications easement
Recorded:	October 26, 1989, Instrument No. 89-1723964, of Official Records
Affects:	As Set Out Therein

Said matter is shown on the ALTA Survey prepared by R.B. Engineering on April 20, 1996, last updated March 5, 2007.

13.                                                                A covenant and agreement entitled “Covenant and Agreement Regarding Maintenance of Yards for an Oversized Building”

Executed by:	Lincoln Whitehall Realty, L.L.C., a Delaware Limited Liability company
In favor of:	City of Los Angeles
Recorded:	December 17, 1996, Instrument No. 96-2036452, of Official Records

Which among other things provides: matters pertaining to maintenancve of yards

Reference is hereby made to said document for full particulars.

This covenant and agreement shall run with the land and shall be binding upon any future owners, encumbrancers, their successors or assigns, and shall continue in effect until the advisory agency approves termination.

Said matter is shown on the ALTA Survey prepared by R.B. Engineering on April 20, 1996, last updated March 5, 2007.

14.                                                                A deed of trust to secure an indebtedness in the amount shown below, and any other obligations secured thereby

Amount:	$3,500,000.00
Dated:	April 14, 1999
Trustor:	Natrol Real Estate, Inc, a California corporation
Trustee:	American Securities Company, a California corporation
Beneficiary:	Wells Fargo Bank, National Association
Loan No.:
Recorded:	May 13, 1999, Instrument No. 99-869674, of Official Records

5

NOTE: Amended Civil Code Section 2941, which becomes effective on January 1, 2002 sets the fee for the processing and recordation of the reconveyance of each Deed of Trust being paid through this transaction $45.00. The reconveyance must be clearly set forth in the Beneficiary’s Payoff Demand Statement (“Demand”). In addition, an assignment or authorized release of the fee, from the Beneficiary to the Trustee of the record, must be included. an example of the required language is as follows:

“The beneficiary identified above hereby assigns releases or transfer to the Trustee of record, the sub of $45.00, included herein as “Reconveyance Fee”, for the processing and recordation of the Reconveyance of the Deed of Trust securing the indebtedness covered hereby, and the escrow company or title processing this pay-off is authorized to deduct the Reconveyance Fee from this Demand and forward said fee to the trustee of record or the successor Trustee under the Trust Deed to be paid off in Full.”

In the event that the reconveyance fee and the assignment, release or transfer are not included within the Demand Statement, then Fidelity National Title Insurance Company and its Underwritten Agent may decline to process the reconveyance and will be forced to return all documentation directly to the Beneficiary for compliance with the requirements of the revised statute.

An assignment of the beneficial interest under said deed of trust which names:

Assignee:	LaSalle Bank National Association, as trustee for Bear Stearns Commercial Mortgage Securities Inc., Commercial Pass-Through Certificates, Series 2000-WF1
Loan No.:
Recorded:	May 19, 2000, Instrument No. 00-781146, of Official Records

15.                                                                An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled:	Subordination Agreement
Lessor:	Natrol Real Estate, Inc
Lessee:	Natrol Inc
Recorded:	May 13, 1999, Instrument No. 99-869675, of Official Records

The present ownership of the leasehold created by said lease and other matters affecting the interest of the lessee are not shown herein.

16.                                                                Matters contained in that certain document entitled “Mortgage Agreement” dated August 25, 2006, executed by and between Wachovia Capital Finance Corporation (Western), a California corporation and LaSalle Bank National Association, as Trustee of the Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-WF1 recorded November 6, 2006, Instrument No. 06-2462986, of Official Records, which document, among other things, contains or provides for: As set Out Therein.

Reference is hereby made to said document for full particulars.

6

17.                                                                This Company will require the following documents for review prior to the issuance of any title assurance predicated upon a conveyance or encumbrance by the corporation named below.

Corporation:	Natrol Real Estate, Inc., a California corporation,

(a)	A copy of the corporation By-Laws and Articles of Incorporation.

(b)	An original or certified copy of the Resolution authorizing the transaction contemplated herein.

(c)	If the Articles and/or By-Laws require approval by a “parent” organization, a copy of the Articles and By-Laws of the parent.

The right is reserved to add requirements or additional items after completion of such review.

18.                                                                The transaction contemplated in connection with this Report is subject to the review and approval of the Company’s Corporate Underwriting Department. The Company reserves the right to add additional items or make further requirements after such review.

19.                                                                Any rights of the parties in possession of a portion of, or all of, said land, which rights are not disclosed by the public record.

This Company will require, for review, a full and complete copy of any unrecorded agreement, contract, license and/or lease, together with all supplements, assignments and amendments thereto, before issuing any policy of title insurance without excepting this item from coverage. The Company reserves the right to except additional items and/or make additional requirements after reviewing said documents.

20.                                                                In order to complete this report, this Company requires a Statement of Information to be completed by the following party,

Party:	All Parties

The Company reserves the right to add additional items or make further requirements after review of the requested Statement(s) of Information.

21.                                                                The application for title insurance was placed by reference to only a street address or tax identification number.

Based on our records, we believe that the description in this report covers the parcel requested, however, if the legal description is incorrect a new report must be prepared.

If the legal description is incorrect, in order to prevents delays, the seller, buyer and/or borrower must provided the company and/or the settlement agent with the correct legal description intended to be the subject of this transaction.

END OF ITEMS

Note 1.                                         The current owner does NOT qualify for the $20.00 discount pursuant to the coordinated stipulated judgments entered in actions filed by both the Attorney General and private class action plaintiffs for the herein described property.

7

Note 2.                                         NOTE: The policy of title insurance will include an arbitration provision. The Company or the insured may demand arbitration. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation. Please ask your escrow or title officer for a sample copy of the policy to be issued if you wish to review the arbitration provisions and any other provisions pertaining to your Title Insurance coverage.

Note 3.                                         None of the items shown in this report will cause the Company to decline to attach CLTA Endorsement Form 100 to an Extended Coverage Loan Policy, when issued.

Note 4.                                         The Company is not aware of any matters which would cause it to decline to attach the CLTA Endorsement Form 116 indicating that there is located on said land Commercial known as 21411 Prairie Street (Chatsworth Area), Los Angeles, CA to an Extended Coverage Loan Policy.

Note 5.                                         California Revenue and Taxation Code Section 18662, effective January 1, 1994 and by amendment effective January 1, 2003, provides that the buyer in all sales of California Real Estate may be required to withhold 3 and 1/3% of the total sales price as California State Income Tax, subject to the various provisions of the law as therein contained.

Note 6.                                         There are NO deeds affecting said land, recorded within twenty-four (24) months of the date of this report.

Note 7.                                         WIRE INSTRUCTIONS

COMERICA BANK CALIFORNIA
Financial Services Group
2321 Rosecrans Avenue, Suite 1225
El Segundo, CA, 90245

Routing No. 121137522
For Credit to FIDELITY NATIONAL TITLE

Account No. 1891608570
Attn: Payoff Department
Ref: Order No. 19505131
Title Officer: Jon Legg

Fidelity National Title Company OF CALIFORNIA

8

Notice

You may be entitled to receive a $20.00 discount on escrow services if you purchased, sold or refinanced residential property in California between May 19, 1995 and November 1, 2002. If you had more than one qualifying transaction, you may be entitled to multiple discounts.

If your previous transaction involved the same property that is the subject of your current transaction, you do not have to do anything; the Company will provide the discount, provided you are paying for escrow or title services in this transaction.

If your previous transaction involved property different from the property that is the subject of your current transaction, you must - prior to the close of the current transaction - inform the Company of the earlier transaction, provide the address of the property involved in the previous transaction, and the date or approximate date that the escrow closed to be eligible for the discount.

Unless you inform the Company of the prior transaction on property that is not the subject of this transaction, the Company has no obligation to conduct an investigation to determine if you qualify for a discount. If you provide the Company information concerning a prior transaction, the Company is required to determine if you qualify for a discount which is subject to other terms and conditions.

Effective through November 1, 2014

Fidelity National Financial Group of Companies’ Privacy Statement

July 1, 2001

We recognize and respect the privacy expectations of today’s consumers and the requirements of applicable federal and state privacy laws. We believe that making you aware of how we use your non-public personal information (°Personal Information±),and to whom it is disclosed, will form the basis for a relationship of trust between us and the public that we serve. This Privacy Statement provides that explanation. We reserve the right to change this Privacy Statement from time to time consistent with applicable privacy laws.

In the course of our business, we may collect Personal Information about you from the following sources:

From applications or other forms we receive from you or your authorized representative;

From your transactions with, or from the services being performed by, us, our affiliates, or others;

From our internet web sites;

From the public records maintained by governmental entities that we either obtain directly from those entities, or from our affiliates or others; and

From consumer or other reporting agencies.

Our Policies Regarding the Protection of the Confidentiality and Security of Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your Personal Information from unauthorized access or intrusion. We limit access to the Personal Information only to those employees who need such access in connection with providing products or services to you or for other legitimate business purposes.

Our Policies and Practices Regarding the Sharing of Your Personal Information

We may share your Personal Information with our affiliates, such as insurance companies, agents, and other real estate settlement service providers. We also may disclose your Personal Information:

to agents, brokers or representatives to provide you with services you have requested;

to third-party contractors or service providers who provide services or perform marketing or other functions on our behalf; and

to others with whom we enter into joint marketing agreements for products or services that we believe you may find of interest.

In addition, we will disclose your Personal Information when you direct or give us permission, when we are required by law to do so, or when we suspect fraudulent or criminal activities. We also may disclose your Personal Information when otherwise permitted by applicable privacy laws such as, for example, when disclosure is needed to enforce our rights arising out of any agreement, transaction or relationship with you.

One of the important responsibilities of some of our affiliated companies is to record documents in the public domain. Such documents may contain your Personal Information.

Right to Access Your Personal Information and Ability to Correct Errors or Request Changes or Deletion

Certain states afford you the right to access your Personal Information and, under certain circumstances, to find out to whom your Personal Information has been disclosed. Also, certain states afford you the right to request correction, amendment or deletion of your Personal Information. We reserve the right, where permitted by law, to charge a reasonable fee to cover the costs incurred in responding to such requests.

All requests must be made in writing to the following address:

Privacy Compliance Officer
Fidelity National Financial, Inc.
601 Riverside Avenue
Jacksonville, FL 32204

Multiple Products or Services

If we provide you with more than one financial product or service, you may receive more than one privacy notice from us. We apologize for any inconvenience this may cause you.